SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 2, 2008

THE TRADESHOW MARKETING COMPANY, LTD.
 (Exact name of registrant as specified in its charter)
Nevada	001-32619	06-1754875
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4550 East Cactus Road, Suite 220 Phoenix, AZ 85032-7702
(Address of principal executive offices)
(800) 585-8762
(Registrant’s Telephone Number)
 (Former name or former address, if changed since last report)

Copy of all Communications to:
Luis Carrillo
SteadyLaw Group, LLP
501 W. Broadway, Suite 800
San Diego, CA 92101
main phone: 619.399.3090
fax: 619.330.1888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT

ITEM 4.02.	NONRELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On January 2, 2008, the chief executive officer and chief financial officer of the Company, under authority granted to them by, and with the approval of, the board of directors, concluded that our previously reported consolidated financial statements included in our annual report and quarterly reports for the periods listed below should no longer be relied upon:

•	Our annual report for the year ended May 31, 2007 filed with the Securities & Exchange Commission (“SEC”).

On January 2, 2008, after discussion with our Board of Directors, we concluded that we should restate our consolidated financial statements for the period set forth above. The effects of the restatements are as follows:

May 31, 2007

The Balance Sheet and Statement of Stockholders’ Equity has been adjusted to reflect the increase in Paid in Capital of $14,141 to eliminate the $14,141 accumulated foreign currency translation.

The Balance Sheet was revised to reclassify amounts incorrectly reported as accounts receivable that were actually undeposited funds and Merchant Service Holdbacks.

The Statement of Stockholders’ Equity has been restated to reflect equity transactions for the past two years rather than from inception to date.

Our chief executive officer and chief financial officer, under authority granted to them by the board of directors, discussed all of the foregoing and reviewed it with Moore & Associates, our independent registered public accounting firm for the period mentioned above.

The Company anticipates filing corrected financial information for the year ended May 31, 2007 without delay.

Certain statements included in Item 4.02 of this Current Report on Form 8-K, which are not historical facts, are forward-looking statements such as statements about the filing of amended reports to reflect the restatement. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and speak only as of the date of this Current Report. These forward-looking statements represent our expectations or beliefs and involve certain risks and uncertainties, including those described in our public filings with the SEC; higher than expected charges after completing the restatement process could cause actual results to differ from those in the forward-looking statements. The forward-looking statements by their nature involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Tradeshow Marketing Company Ltd.

January 3, 2007	By:	/s/ Luniel de Beer
Luniel de Beer
President & CEO

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